Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Trust, a Delaware statutory business trust Series I (the “Registrant”) on Form 10-Q for the period ended June 29, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Myers, Chief Executive Officer of Richman American Credit Corp., manager of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Brian Myers
Brian Myers
Chief Executive Officer of Richman American
Credit Corp., manager of the Registrant
August 11, 2015